UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 9, 2007
COOPER TIRE & RUBBER COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	1-04329	34-4297750

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

701 Lima Avenue, Findlay, Ohio	45840

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (419) 423-1321
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On August 30, 2006, Cooper Tire & Rubber Company, a Delaware corporation (the “Company”), established a $175 million accounts receivable securitization facility. Pursuant to a Purchase and Sale Agreement, dated as of August 30, 2006 (the “Purchase and Sale Agreement”), by and among the Company, Oliver Rubber Company, a California corporation and wholly-owned subsidiary of the Company (“Oliver”), and Cooper Receivables LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (“CRLLC”), the Company agreed to sell certain of its and Oliver’s domestic trade receivables, on a continuous basis, to CRLLC in exchange for cash or a short-term note. In turn, CRLLC agreed to sell from time to time senior undivided ownership interests in the purchased trade receivables, without recourse, to PNC Bank, National Association pursuant to a Receivables Purchase Agreement, dated as of August 30, 2006 (the “Receivables Purchase Agreement”), for the benefit of the purchasers named in such Receivables Purchase Agreement. This transaction was reported on a Current Report on Form 8-K filed by the Company on August 31, 2006.
     On November 30, 2006, the Company, CRLLC and PNC Bank, National Association, amended the calculation of the percentage of consolidated indebtedness to consolidated capitalization covenant in the $175 million accounts receivable securitization facility pursuant to a First Amendment to Receivables Purchase Agreement by and among the Company, CRLLC, Market Street Funding LLC (“Market Street”) and PNC Bank, National Association (the “First Amendment to Receivables Purchase Agreement” and, the Receivables Purchase Agreement, as amended by the First Amendment to Receivables Purchase Agreement, the “Amended Receivables Purchase Agreement”). This amendment was made in anticipation of the adoption of Financial Accounting Standards Board Statement No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Post Retirement Plans, as of December 31, 2006.” This amendment was reported on a Current Report on Form 8-K filed by the Company on December 1, 2006.
     As of March 9, 2007, the Company, CRLLC, Market Street and PNC Bank, National Association entered into a Second Amendment to Receivables Purchase Agreement (the “Second Amendment to Receivables Purchase Agreement”) by which the parties amended the definition of “Specifically Reserved Dilution Amount” contained in the Amended Receivables Purchase Agreement and the Company and CRLLC renewed certain representations and warranties.
     The summary of the Second Amendment to Receivables Purchase Agreement described above is qualified in its entirety by reference to the Second Amendment to Receivables Purchase Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

2

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit Number	Description

10.1	Second Amendment to Receivables Purchase Agreement, dated as of March 9, 2007, by and among Cooper Receivables LLC, Cooper Tire & Rubber Company, Market Street Funding LLC and PNC Bank, National Association

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COOPER TIRE & RUBBER COMPANY

By:	/s/ James E. Kline

Name:	James E. Kline
Title:	Vice President, General Counsel and Secretary
Date: March 13, 2007

EXHIBIT INDEX

Exhibit Number	Description

10.1	Second Amendment to Receivables Purchase Agreement, dated as of March 9, 2007, by and among Cooper Receivables LLC, Cooper Tire & Rubber Company, Market Street Funding LLC and PNC Bank, National Association